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              C O M P A N I E S H O U S E
                                                                                 Statement of first  directors  and  secretary and
                                                                                 intended situation of registered office

This form should be completed in black.

                                                              CN                                        For official use

                           Company Name (in full)           UK ELECTRIC POWER LIMITED*
*with  effect  from 4 December  1998 the  company  was
renamed Commercial Electricity Supplies Limited

Registered Office of the company on
incorporation.
                                                             RO    21 ST THOMAS STREET

                                                                 Post town   BRISTOL

                                                        County/Region

                                                                  Postcode   BS1 6JS

If the memorandum  is delivered by an
agent for the  subscribers  of the memorandum
mark   `X'   in  the  box
opposite   and  give  the  agent's  name  and
address

                                                                                Name   JORDAN & SONS LIMITED

                                                              RA                       21 ST THOMAS STREET

                                                                           Post town   BRISTOL

                                                                       County/Region

                                                                            Postcode   BS1 6JS

     Number of continuation sheets attached

To whom should Companies House
direct any enquiries about the information                  C.F.P.U. JORDAN & SONS LIMITED
shown in this form?
                                                            21 ST THOMAS STREET

                                                            BRISTOL                                            Postcode  BS1 6JS

                                                        Telephone      0272 230600                           Extension  349

Company Secretary (See notes 1 - 5)

Name                                  *Style/Title            CS

                                         Forenames

                                           Surname                  JORDAN COMPANY SECRETARIES LIMITED

                                     *Honours, etc

                                Previous forenames

                                  Previous surname

Address                                                       AD    21 ST THOMAS STREET
Usual residential address must be given.
In the case of a corporation, give the
registered or principal office address.                          Post town   BRISTOL

                                                        County/Region

                                                                  Postcode   BS1 6JS                Country
                                                           I consent to act as secretary of the company named on page 1

                                 Consent signature      Signed:           C JAEGER Date:   3 AUG 1993

Joint Company Secretary(see notes 1 - 5)

Name                                  *Style/Title            CS

                                         Forenames

                                           Surname                  SWIFT INCORPORATIONS LIMITED

                                     *Honours, etc

                                Previous forenames

                                  Previous surname

Address                                                       AD    2 BACHES STREET
Usual residential address must be given.
In the case of a corporation, give the
registered or principal office address.                          Post town   LONDON

                                                        County/Region

                                                                  Postcode   N1 6UB                 Country  ENGLAND
                                                           I consent to act as secretary of the company named on page 1

                                 Consent signature      Signed:   Authorised Signatory            Date:   3 AUG 1993

Directors (see notes 1 - 5)
Please list directors in alphabetical order.

Name                                  *Style/Title            CD    MR

                                         Forenames                  NEIL

                                           Surname                  BRYSON

                                     *Honours, etc

                                Previous forenames

                                  Previous surname

Address                                                       AD    OVERDALE, SYNCHANT PASS ROAD
Usual residential address must be given.
In the case of a corporation, give the
registered or principal office address.                          Post town   CONWY

                                                        County/Region        GWYNEDD

                                                                  Postcode   LL32 8RE               Country  UK

                                     Date of birth            DO      20    08    48      Nationality    NA    BRITISH

                              Business  Occupation            OC    DIRECTOR

                               Other Directorships            OD    CUMBRIA POWER LIMITED, BALMYLE LIMITED
                                                                    MINERAL DEVELOPMENT LIMITED, LAKELAND POWER LIMITED

* Voluntary details                                       I consent to act as director of the company named on page 1

                                 Consent signature      Signed:     N BRYSON                      Date:   14/7/93

                                                        Authorised signatory

Delete if the form is signed                             Signature of agent on behalf of all subscribers     Date: 3 AUG 1993
by the subscribers.

Notes

1    Show  for  an   individual   the  full     2     Directors    known   by    another      5    Use  photocopies  of  page 2 to
     forenames  NOT  INITIALS  and  surname           description:                                 provide    details   of   joint
     together  with any previous  forenames                                                        secretaries    or    additional
     or surname(s).                                   A  director  includes  any  person           directors   and   include   the
                                                      who occupies  that  position  even           company's name and number.
     If  the  director  or  secretary  is a           if called by a different  name for
     corporation  or  Scottish  firm - show           example,   governor,   member   of      6    The   address   for   companies
     the  corporate  or  firm  name  on the           council.   It  also   includes   a           registered   in   England   and
     surname line.                                    shadow director.                             Wales is:-

     Give  previous  forenames  or  surname     3     Directors details:                           The Registrar of Companies
     except that:                                                                                  Companies House
                                                      Show for each individual  director           Crown Way
     o  for a  married  woman,  the name by           their  date  of  birth,   business           Cardiff
        which   she   was   known    before           occupation and nationality.                  CF4 3UZ
        marriage need not be given,                   The  date of  birth  must be given
                                                      for every individual director.               or,  for  companies  registered
     o  names not used  since the age of 18                                                        in Scotland:-
        or for at least  20 years  need not     4     Other directorships:
        be given.                                                                                  The Registrar of Companies
                                                      Give the name of every  company of           Companies House
     In  the   case  of  a   peer,   or  an           which the individual  concerned is           100-102 George Street
     individual  usually known by a British           a director  or has been a director           Edinburgh
     title,   you  may   state   the  title           at any  time in the  past 5 years.           EH2 3DJ
     instead  of  or  in  addition  to  the           You may  exclude a  company  which
     forenames  and  surname  and you  need           either is or at all  times  during
     not  give  the  name  by  which   that           the past 5 years  when the  person
     person  was  known  before  he or  she           was a director was:
     adopted the title or succeeded to it.
                                                      o   dormant,
     Address:
                                                      o   a parent  company which wholly
     Give the usual residential address.                  owned the  company  making the
                                                          return,
     In  the  case  of  a  corporation   or
     Scottish  firm give the  registered or           o   a wholly owned  subsidiary  of
     principal office.                                    the company making the return,

                                                      o   another      wholly      owned
                                                          subsidiary  of the same parent
                                                          company.

                                                      If there is insufficient  space on
                                                      the form for  other  directorships
                                                      you may use a  separate  sheet  of
                                                      paper.